SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 10, 2007

                           HOLLOMAN ENERGY CORPORATION
                           ---------------------------
                 (Name of Small Business Issuer in its charter)

        Nevada                       000-52419             77-0643398
   ------------------            -----------------      -----------------
(State of incorporation)       (Commission File No.)     (IRS Employer
                                                       Identification No.)
                                   Suite 1110
                                999 Canada Place
                                    Suite 598
                                 Vancouver, B.C.
                                 Canada V6C 3E1
                            ------------------------
          (Address of principal executive offices, including Zip Code)

      Registrant's telephone number, including area code: (403)-536-9954

                                   Suite 1110
                               521-Third Avenue SW
                        Calgary, Alberta, Canada T2P 3T3
                   -----------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02   Departure  of  Directors  or  Principal   Officers,   Election  of
            Directors, Appointment of Principal Officers

      On December 10, 2007 Cameron King resigned as the Company's President, Principal Executive Officer, and Principal Financial and Accounting Officer.

      As of December 14, 2007 the Company had not selected a replacement for these positions.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   December 14, 2007                 HOLLOMAN ENERGY CORPORATION


                                          By: /s/ Mark E. Stevenson
                                              --------------------------------
                                              Mark E. Stevenson, Secretary